                                                              Exhibit 31.1

                                  CERTIFICATION

I, Alexander Dannikov,  President and Chief Executive Officer of Bosco Holdings,

Inc., certify that:

1.   I have reviewed this Annual Report on Form 10-K/A of Bosco Holdings, Inc.;

2.   Based on my knowledge, this report does not contain any untrue statement of material  fact or omit to  state a  material  fact  necessary  to make  the statements made, in light of the circumstances  under which such statements were made, not  misleading  with respect to the period covered by quarterly report;

3.   Based on my  knowledge,  the  financial  statements,  and  other  financial information included in this Report,  fairly present in all material respects the financial  condition,  results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4.   The  registrant's  other  certifying  officer(s) and I are  responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules  13a-15(e) and 15d- 15(e)) and internal  control over financial  reporting  (as  defined  in  Exchange  Act Rules  13a-15(f)  and

     15d-15(f)) for the registrant and have:

     a)   designed  such  disclosure  controls  and  procedures,  or caused such

          disclosure   control  and   procedures   to  be  designed   under  our

          supervision,  to ensure  that  material  information  relating  to the registrant,  including its consolidated subsidiaries, is made known to us by others within those entities,  particularly during the period in which this report is being prepared;

     b)   designed such internal  control over  financial  reporting,  or caused such internal  control over  financial  reporting to be designed under

          our  supervision,   to  provide  reasonable  assurance  regarding  the

          reliability  of financial  reporting and the  preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

     c)   evaluated the  effectiveness of the registrant's  disclosure  controls and procedures and presented in this report our conclusions  about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation;

     d)   disclosed  in this  report  any  change in the  registrant's  internal control over financial reporting that occurred during the registrant's most recent fiscal quarter (the registrant's  fourth fiscal quarter in the case of an annual  report)  that has  materially  affected,  or is reasonably  likely to materially  affect,  the  registrant's  internal control over financial reporting; and

5.   The registrant's other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

     a)   all significant  deficiencies and material weaknesses in the design or operation  of internal  control  over  financial  reporting  which are reasonably  likely to  adversely  affect the  registrant's  ability to record, process summarize and report financial information; and

     b)   any fraud, whether or not material,  that involves management or other employees who have a  significant  role in the  registrant's  internal control over financial reporting

Date: April 9, 2010

/s/ Alexander Dannikov

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Alexander Dannikov, President and C.E.O.

Principal Executive Officer